SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:              October 24, 2008
Underwriter Purchased from:    Merrill Lynch & Co.
Name of Issuer/Issue:          Chimera Investment Corporation
Principal Amount of Offering:  110,000,000 shares
Price/Spread:                  $2.25/.0787
Amount Purchased by the Fund:  $203,625.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii)
part of an issue of government securities, as defined in Section
2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager, the
purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                      February 24, 2009
Name:   Prumiys Dulger                      Date
Title:   Vice President, Compliance

[PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:             November 13, 2008
Broker Purchased from:        B. Riley
Name of Issuer/Issue:         Glacier Bancorp, Inc.
Principal Amount of Offering: 5,500,000 shares
Price/Spread:                 $15.50/.062
Amount Purchased by the Fund: $48,050.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                       February 24, 2009
Name:   Prumiys Dulger                        Date
Title:   Vice President, Compliance

PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:              November 13, 2008
Underwriter Purchased from:    D.A. Davidson & Co.
Name of Issuer/Issue:          Glacier Bancorp, Inc.
Principal Amount of Offering:  5,500,000 shares
Price/Spread:                  $15.50/.062
Amount Purchased by the Fund:  $15,500.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by
the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                        February 24, 2009
Name:   Prumiys Dulger                       Date
Title:   Vice President, Compliance

[PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:             October 8, 2008
Underwriter Purchased from:   Sandler O'Neill & Partners, L.P.
Name of Issuer/Issue:         Berkshire Hills Bancorp
Principal Amount of Offering: 1,500,000 shares
Price/Spread:                 $24.00/1.44
Amount Purchased by the Fund: $175,200.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                       February 24, 2009
Name:   Prumiys Dulger                         Date
Title:   Vice President, Compliance


[PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:             December 9, 2008
Underwriter Purchased from:   RBC Capital Markets
Name of Issuer/Issue:         Hatteras Financial Corp.
Principal Amount of Offering: 8,181,818 shares
Price/Spread:                 $22.00/1.0725
Amount Purchased by the Fund: $4,400.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii) part of an issue of government securities, as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                     February 24, 2009
Name:   Prumiys Dulger                    Date
Title:   Vice President, Compliance


[PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:             December 9, 2008
Broker Purchased from:        Jolson
Name of Issuer/Issue:         Hatteras Financial Corp.
Principal Amount of Offering: 8,181,818 shares
Price/Spread:                 $22.00/1.0725
Amount Purchased by the Fund: $11,000.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii)
part of an issue of government securities, as defined in Section
2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                         February 24, 2009
Name:   Prumiys Dulger                        Date
Title:   Vice President, Compliance


[PAGE BREAK]

SCHEDULE B
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:             December 9, 2008
Underwriter Purchased from:   Banc of America Securities LLC
Name of Issuer/Issue:         Hatteras Financial Corp.
Principal Amount of Offering: 8,181,818 shares
Price/Spread:                 $22.00/1.0725
Amount Purchased by the Fund: $253,000.00

B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X____	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public, (ii)
part of an issue of government securities, as defined in Section
2(a)(16) of the Investment Company Act of 1940, as amended,
(iii) Eligible Municipal Securities,  (iv) sold in an Eligible
Foreign Offering, or (v) sold in an Eligible Rule 144A Offering.
2.  ___X____	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the
rights offering terminates.
3.  ___X____	The underwriting was a firm commitment underwriting.
4.  ___X____	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of
similar securities during a comparable period of time.
5.  ___X____	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years,
including the operations of any predecessors.
6.  ___X____	The amount of securities of any class purchased by the
Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such
class, and (ii) for Eligible Rule 144A Offerings, does not
exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X____	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X____	If securities were purchased from a syndicate manager,
the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

                                         February 24, 2009
Name:   Prumiys Dulger                         Date
Title:   Vice President, Compliance


*  Eligible Municipal Securities means
"municipal securities," as defined in
Section 3(a)(29) of the Exchange Act,
that have received an
investment grade rating from at least
one NRSRO; provided, that if the issuer
of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.